Exhibit 99.1

FOR IMMEDIATE RELEASE
Contacts:
Timothy A. Bonang, Vice President, Investor Relations, or
Elisabeth A. Heiss, Manager, Investor Relations
(617) 796-8234
www.snhreit.com

Senior Housing Properties Trust to Buy 13 Medical Properties for $167 Million

Newton, MA (September 21, 2011):  Senior Housing Properties Trust (NYSE: SNH) today announced that it has agreed to acquire 13 properties that are majority leased to medical office users and other tenants in medical related businesses, or MOBs, for $167 million.  These properties contain 1.3 million sq. ft. and are located in eight states (3 in CA; 2 in IL; 2 in NY; 2 in PA and one in each of AZ, MN, OH and SC).  These purchases are expected to be completed in 2011.

These 13 properties are currently 95% occupied on a combined basis and they have a weighted (by rents) average remaining lease term of approximately 5.0 years.  The combined purchase prices for all 13 properties represents a weighted (by purchase prices) estimated average capitalization rate based on annual property level net operating income during the remaining lease terms of approximately 9.2% per year.

SNH currently expects to purchase these 13 properties free and clear of any mortgage debts using cash on hand and drawings under SNH’s $750 million unsecured revolving bank credit facility.

After the purchase of these 13 properties and the acquisition of nine Vi® Classic Residence (f/k/a Classic Residence by Hyatt®) communities which SNH recently announced are completed, SNH’s sources of rents will be diversified as follows:

(sq.ft. and dollars in 000)

		Sq.ft/.
Type of	No. of Properties/	Living Units/		Annual		Percent of
Investments	Locations	Area	Tenants	Rents(1)		Total Rents(1)

Medical offices/clinics/biotech research	107 buildings in 21 states	7,628 sq.ft.	over 550 tenants	$181,871	(2)	29%

Taxable REIT subsidiary (TRS) Investments and other managed independent and assisted living communities.	25 communities in 10 states	3,788 living units	N/A	$179,431	(2)	29%

Five Star Quality Care, Inc. leased senior living communities. (I.L.; A.L; SNF and two hospitals)	190 communities in 29 states	20,911 living units	4 leases with Five Star Quality Care, Inc.	$198,668		32%

Other operators(3) of leased senior living community’s (IL/AL/SNF).	39 communities in 18 states	5,944 living units	7 leases with 7 operators	$46,441		7%

Wellness centers	10 locations in 8 states	812 sq.ft. on 86.4 acres	Lifetime Fitness and Starmark/ Wellbridge	$17,536		3%

TOTALS:	371 properties in 38 states	7,628 sq.ft. of MOBs; 30,643 living units and 812 sq.ft. on 86.4 acres of wellness centers	over 560 tenants	$623,947		100%

(1)        The annual rents and percentages are based on gross rents for the MOBs and managed communities and net rents for other properties.  On the basis of estimated net rent equivalents for the MOBs and managed communities, the percentages of total rents would be approximately as follows:  MOBs 29%; managed properties 11%; Five Star leased properties 45%; other operators leased 11%; and wellness centers 4%.

(2)        Annual rents for the managed communities are estimated amounts for the first full year after acquisitions of all these communities are completed.

(3)        Other operators include:  Sunrise Senior Living, Inc. (guaranteed by Marriott International, Inc.) — 14 communities; Brookdale Senior Living, Inc. — 18 communities; and 5 privately owned operators — 7 communities.

All of the 13 properties will be purchased from CommonWealth REIT (NYSE: CWH).  SNH was a 100% owned subsidiary of CWH until it was spun out to CWH’s shareholders in 1999.  As a result of agreements entered at the time of this spin out and since then, SNH has a right of first refusal to purchase certain properties from CWH.  At the conclusion of this transaction, substantially all of the properties subject to this right of first refusal will have been purchased by SNH, and the existing right of first refusal between SNH and CWH will terminate.  Both SNH and CWH are managed by Reit Management & Research LLC, or RMR, and have certain common trustees.  Because of the historical and existing relationships between SNH and CWH, the purchase prices for the 13 properties which SNH has agreed to acquire were established by reference to an appraisal by a nationally recognized real estate appraisal firm, and the terms of these purchases were negotiated by special committees of each company’s Board composed of Independent Trustees who are not trustees of the other company, represented by separate counsel.

Senior Housing Properties Trust is a real estate investment trust, or REIT, which owns medical office buildings, clinics, biotech research properties, independent and assisted living facilities, nursing homes and hospitals.  SNH is headquartered in Newton, MA.

WARNING REGARDING FORWARD LOOKING STATEMENTS

THIS PRESS RELEASE CONTAINS FORWARD LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995  AND OTHER SECURITIES LAWS.  THESE FORWARD LOOKING STATEMENTS ARE BASED UPON SNH’S CURRENT BELIEFS AND EXPECTATIONS; BUT THEY ARE NOT GUARANTEED TO OCCUR AND MAY NOT OCCUR FOR VARIOUS REASONS, INCLUDING SOME REASONS WHICH ARE BEYOND SNH’S CONTROL.  FOR EXAMPLE:

•                  THIS PRESS RELEASE STATES THAT SNH HAS AGREED TO PURCHASE 13 PROPERTIES FOR $167 MILLION AND THAT THESE PURCHASES ARE EXPECTED TO BE COMPLETED IN 2011.  SNH’S OBLIGATIONS TO COMPLETE THESE PURCHASES ARE SUBJECT TO VARIOUS CONDITIONS TYPICAL OF

LARGE, COMMERCIAL REAL ESTATE TRANSACTIONS.  IN THE EVENT THESE CONDITIONS ARE NOT SATISFIED, SOME OF THESE PURCHASES MAY BE DELAYED OR MAY NOT OCCUR.

•                  THIS PRESS RELEASE STATES THAT THE PURCHASE PRICES FOR ALL OF THE PROPERTIES COMBINED REPRESENTS A WEIGHTED (BY PURCHASE PRICE) AVERAGE CAPITALIZATION RATE BASED ON ESTIMATED ANNUAL PROPERTY LEVEL NET OPERATING INCOME DURING THE REMAINING LEASE TERMS OF APPROXIMATELY 9.2%.  THE ANNUAL PROPERTY LEVEL NET OPERATING INCOME PURCHASE PRICE CAPITALIZATION RATE FOR EACH OF THE PROPERTIES IS DIFFERENT; SOME ARE HIGHER AND SOME ARE LOWER THAN THE STATED PERCENTAGE.  ACCORDINGLY, IF FEWER THAN ALL OF THE 13 PROPERTIES ARE PURCHASED, THE CAPITALIZATION RATE FOR THE COMPLETED TRANSACTION MAY BE DIFFERENT.  ALSO, THIS CAPITALIZATION RATE IS BASED UPON CURRENT LEASE TERMS AND ESTIMATES OF LANDLORD FUNDED OPERATING EXPENSES, BUT SOME OF THE TENANTS MAY BE UNABLE OR UNWILLING TO PAY THEIR LEASE OBLIGATIONS, LANDLORD FUNDED EXPENSES AT THE LEASED PROPERTIES MAY CHANGE AND/OR SOME OF THE LEASES MAY BE AMENDED TO CHANGE THE RENT OR TO TERMINATE EARLY. FOR ANY OR ALL OF THESE REASONS AND OTHERS, SNH MAY NOT REALIZE THE STATED CAPITALIZATION RATE OF RETURN ON ITS INVESTMENT IN THESE PROPERTIES.

•                  THIS PRESS RELEASE INCLUDES A TABLE WHICH IMPLIES THAT SNH’S TENANT DIVERSIFICATION WILL INCREASE WHEN THE PURCHASE OF THE 13 PROPERTIES AND THE PREVIOUSLY ANNOUNCED PURCHASE OF NINE VI® CLASSIC RESIDENCE (FORMERLY KNOWN AS CLASSIC RESIDENCE BY HYATT®) COMMUNITIES ARE COMPLETED.  IF LESS THAN ALL OF THESE PROPERTIES ARE PURCHASED, THE DIVERSIFICATION NUMBERS AND PERCENTAGES PRESENTED IN THIS PRESS RELEASE WILL BE DIFFERENT.  ALSO, THE RENTS AND EARNINGS SNH REALIZES FROM THE COMMUNITIES WHICH SNH LEASES TO ITS TRS AND THAT ARE MANAGED BY FIVE STAR

QUALITY CARE, INC., OR FIVE STAR, WILL BE IN LARGE PART DEPENDANT UPON FIVE STAR’S MANAGEMENT AND BEYOND SNH’S CONTROL.  ALSO, FURTHER, IF THE RENTS OR EARNINGS REALIZED AT SNH’S OTHER PROPERTIES ARE LESS THAN THE ESTIMATED AMOUNTS, THE PERCENTAGE PRESENTED IN THE TABLE WILL BE DIFFERENT AND THE DIVERSIFICATION MAY BE LESS.

•                  THIS PRESS RELEASE STATES THAT THE PURCHASE PRICES TO BE PAID BY SNH WERE ESTABLISHED BY REFERENCE TO AN APPRAISAL REPORT AND THAT THE PURCHASE TERMS WERE NEGOTIATED BY SPECIAL COMMITTEES OF INDEPENDENT TRUSTEES OF EACH OF SNH AND CWH REPRESENTED BY SEPARATE COUNSEL.  AN IMPLICATION OF THESE STATEMENTS MAY BE THAT THE PURCHASE PRICES ARE THE AMOUNTS WHICH SNH WOULD HAVE PAID IN AN ARM’S LENGTH TRANSACTION.  SNH AND CWH ARE BOTH MANAGED BY RMR AND HAVE COMMON TRUSTEES.  ACCORDINGLY SNH AND CWH MAY BE CONSIDERED RELATED PARTIES AND THERE CAN BE NO ASSURANCE THAT THE PURCHASE PRICES WHICH SNH PAYS ARE THE SAME OR AS LOW AS SNH WOULD HAVE PAID IN AN ARM’S LENGTH TRANSACTION BETWEEN UNRELATED PARTIES.

OTHER FACTORS WHICH MAY CAUSE THE FORWARD LOOKING STATEMENTS IN THIS PRESS RELEASE TO NOT OCCUR OR TO DIFFER FROM THE STATEMENT MADE HEREIN ARE DESCRIBED IN SNH’S ANNUAL REPORT ON FORM 10K FOR THE YEAR ENDED DECEMBER 31, 2010, OR THE ANNUAL REPORT, AND THE INFORMATION INCORPORATED THEREIN, AS THE SAME MAY HAVE BEEN OR BE REVISED OR UPDATED IN SUBSEQUENT FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION, OR THE SEC, ESPECIALLY THE SECTION ENTITLED “RISK FACTORS” IN THE ANNUAL REPORT, AS UPDATED IN SNH’S QUARTERLY REPORT ON FORM 10-Q FOR THE SIX MONTHS ENDED JUNE 30, 2011, OR THE QUARTERLY REPORT.

FOR MORE INFORMATION ABOUT THE RELATIONSHIPS BETWEEN SNH, CWH, FIVE STAR, RMR AND THEIR AFFILIATES AND ABOUT THE RISKS WHICH MAY ARISE FROM SUCH

RELATIONSHIPS, PLEASE SEE THE ANNUAL REPORT, ESPECIALLY THE SECTIONS ENTITLED “BUSINESS”, “RISK FACTORS” AND “MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS — RELATED PERSONS TRANSACTIONS”, THE QUARTERLY REPORT, ESPECIALLY THE SECTIONS ENTITLED “RISK FACTORS” AND “MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS — RELATED PERSONS TRANSACTIONS,” AND SNH’S PROXY STATEMENT FOR THE 2011 ANNUAL MEETING OF SHAREHOLDERS, ESPECIALLY THE SECTION ENTITLED “RELATED PERSON TRANSACTIONS AND COMPANY REVIEW OF SUCH TRANSACTIONS”.

SNH’S FILINGS WITH THE SEC ARE AVAILABLE AT THE SEC WEBSITE:  WWW.SEC.GOV.

FOR THESE FOREGOING REASONS, AMONG OTHERS, INVESTORS ARE CAUTIONED NOT TO PLACE UNDUE RELIANCE UPON FORWARD LOOKING STATEMENTS IN THIS PRESS RELEASE.

EXCEPT AS REQUIRED BY LAW, SNH DOES NOT INTEND TO UPDATE OR CHANGE ANY FORWARD LOOKING STATEMENTS AS A RESULT OF NEW INFORMATION, FUTURE EVENTS OR OTHERWISE.

(end)